                                                                   Exhibit 99.36

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 NOVEMBER 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-15

     Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

(a) The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 15-A1 ...   $    2.47466996             Class 15-A12 ..   $    0.00000000
                  ---------------                               ---------------
Class 15-A2 ...   $    0.00000000             Class 15-A13 ..   $    3.53637738
                  ---------------                               ---------------
Class 15-A3 ...   $    0.00000000             Class 15-PO ...   $    0.93960525
                  ---------------                               ---------------
Class 15-A4 ...   $    3.53637748             Class 15-M ....   $    0.62618265
                  ---------------                               ---------------
Class 15-A5 ...   $    0.62617626             Class 15-B1 ...   $    0.62618225
                  ---------------                               ---------------
Class 15-A6 ...   $    2.54562397             Class 15-B2 ...   $    0.62618225
                  ---------------                               ---------------
Class 15-A8 ...   $    0.00000000             Class 15-B3 ...   $    0.62618364
                  ---------------                               ---------------
Class 15-A9 ...   $    0.00000000             Class 15-B4 ...   $    0.62618896
                  ---------------                               ---------------
Class 15-A10 ..   $   13.69863020             Class 15-B5 ...   $    0.62618386
                  ---------------                               ---------------
Class 15-A11 ..   $    0.00000000             Class 15-R ....   $ 1000.00000000
                  ---------------                               ---------------
                                              Class 15-RL ...   $ 1000.00000000
                                                                ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled
          Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to

          Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or
          2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 15-A1 ...   $    1.58423320             Class 15-A12 ..   $    0.00000000
                  ---------------                               ---------------
Class 15-A2 ...   $    0.00000000             Class 15-A13 ..   $    2.26391662
                  ---------------                               ---------------
Class 15-A3 ...   $    0.00000000             Class 15-PO ...   $    0.60151610
                  ---------------                               ---------------
Class 15-A4 ...   $    2.26391668             Class 15-M ....   $    0.00000000
                  ---------------                               ---------------
Class 15-A5 ...   $    0.40086526             Class 15-B1 ...   $    0.00000000
                  ---------------                               ---------------
Class 15-A6 ...   $    1.62965651             Class 15-B2 ...   $    0.00000000
                  ---------------                               ---------------
Class 15-A8 ...   $    0.00000000             Class 15-B3 ...   $    0.00000000
                  ---------------                               ---------------

Class 15-A9 ...   $    0.00000000             Class 15-B4 ...   $    0.00000000
                  ---------------                               ---------------
Class 15-A10 ..   $    8.76958345             Class 15-B5 ...   $    0.00000000
                  ---------------                               ---------------
Class 15-A11 ..   $    0.00000000             Class 15-R ....   $  640.17958905
                  ---------------                               ---------------
                                              Class 15-RL ...   $  640.17958905
                                                                ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

Class 15-A1 ...   $    6.24999976             Class 15-A13 ..   $    4.89583347
                  ---------------                               ---------------
Class 15-A2 ...   $    6.29166659             Class 15-A14 ..   $    2.18750008
                  ---------------                               ---------------
Class 15-A3 ...   $    6.45833351             Class 15-M ....   $    6.45833310
                  ---------------                               ---------------
Class 15-A4 ...   $    5.83333329             Class 15-B1 ...   $    6.45833460
                  ---------------                               ---------------
Class 15-A5 ...   $    6.45833347             Class 15-B2 ...   $    6.45833460
                  ---------------                               ---------------
Class 15-A6 ...   $    4.97916678             Class 15-B3 ...   $    6.45833732
                  ---------------                               ---------------
Class 15-A7 ...   $    2.52083332             Class 15-B4 ...   $    6.45833998
                  ---------------                               ---------------
Class 15-A8 ...   $    6.45833363             Class 15-B5 ...   $    6.45833311
                  ---------------                               ---------------
Class 15-A9 ...   $    0.00000000             Class 15-S ....   $    0.41940506

                  ---------------                               ---------------
Class 15-A10 ..   $    6.45833432             Class 15-R ....   $    6.50000000
                  ---------------                               ---------------
Class 15-A11 ..   $    6.45833499             Class 15-RL ...   $    6.50000000
                  ---------------                               ---------------
Class 15-A12 ..   $    6.45833286
                  ---------------

     iv)  Accrual Amount:

              Class 15-A9 ...............   $     63,632.74
                                            ---------------

     v)   The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................         0.06663764
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.

     vi)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution Date .........    $250,498,453.05
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................                887
                                                                ---------------

     vii) The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate           Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 15-A1 ...      $  5,116,886.98               997.53
                                         ---------------      ---------------
                    Class 15-A2 ...      $ 43,670,000.00             1,000.00
                                         ---------------      ---------------
                    Class 15-A3 ...      $ 22,972,900.00             1,000.00
                                         ---------------      ---------------
                    Class 15-A4 ...      $ 59,830,371.33               996.46
                                         ---------------      ---------------
                    Class 15-A5 ...      $ 23,653,994.15               999.37

                                         ---------------      ---------------

                    Class 15-A6 ...      $ 25,954,458.09               997.45
                                         ---------------      ---------------
                    Class 15-A7 ...      $ 25,954,458.09               997.45
                                         ---------------      ---------------
                    Class 15-A8 ...      $  1,397,746.00             1,000.00
                                         ---------------      ---------------
                    Class 15-A9 ...      $  9,916,443.74             1,006.46
                                         ---------------      ---------------
                    Class 15-A10 ..      $  4,581,557.26               986.30
                                         ---------------      ---------------
                    Class 15-A11 ..      $  2,266,146.00             1,000.00
                                         ---------------      ---------------
                    Class 15-A12 ..      $  7,000,000.00             1,000.00
                                         ---------------      ---------------
                    Class 15-A13 ..      $ 29,915,185.17               996.46
                                         ---------------      ---------------
                    Class 15-A14 ..      $ 29,915,185.17               996.46
                                         ---------------      ---------------
                    Class 15-PO ...      $    430,807.83               999.06
                                         ---------------      ---------------
                    Class 15-M ....      $  4,388,349.37               999.37
                                         ---------------      ---------------
                    Class 15-B1 ...      $  3,134,534.98               999.37
                                         ---------------      ---------------
                    Class 15-B2 ...      $  3,134,534.98               999.37
                                         ---------------      ---------------
                    Class 15-B3 ...      $  1,253,814.39               999.37
                                         ---------------      ---------------
                    Class 15-B4 ...      $    752,288.63               999.37
                                         ---------------      ---------------
                    Class 15-B5 ...      $  1,128,434.15               999.37
                                         ---------------      ---------------
                    Class 15-S ....      $233,718,404.93               998.28
                                         ---------------      ---------------
                    Class 15-R ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 15-RL ...      $          0.00                 0.00
                                         ---------------      ---------------

    viii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0

                                                                ---------------

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

          (a)  delinquent
               (1)  30-59 days
             Number                 5       Principal Balance   $  1,239,541.07
                      ---------------                           ---------------
               (2)  60-89 days
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------
               (3)  90 days or more
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------

          (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------

     x)   The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     xi) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 15-A6: ..............          5.975000%
                                            ---------------
              Class 15-A7: ..............          3.025000%
                                            ---------------
              Class 15-A13: .............          5.875000%
                                            ---------------
              Class 15-A14: .............          2.625000%
                                            ---------------
              Class 15-S: ...............          0.503286%
                                            ---------------

          The Certificate Interest Rates, applicable to the current Interest Accrual Period:

              Class 15-A6: ..............          6.037500%
                                            ---------------
              Class 15-A7: ..............          2.962500%
                                            ---------------
              Class 15-A13: .............          5.937500%
                                            ---------------

              Class 15-A14 ..............          2.562500%
                                            ---------------

     xii) The Senior Percentage for such Distribution Date;           94.490500%
                                                                ---------------

          The Junior Percentage for such Distribution Date;            5.509500%
                                                                ---------------

    xiii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                ---------------

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                ---------------